Long-term related party payable and interest expenses	12 Months Ended
Dec. 31, 2012
Long-term related party payable and interest expenses [Abstract]
Long-term related party payable and interest expenses

Note 13 – Long-term related party payable and interest expenses

For each of the Rig Financing Agreements, the Company entered into a loan agreement with Seadrill. These loan agreements with Seadrill Limited are classified as related party transactions, under which the Company makes principal and interest payments to Seadrill, corresponding to that proportion of the loan relating to the West Capella, West Aquarius, West Vencedor, West Capricorn and T-15.

As of December 31, 2012 and 2011, the Company had the following amounts outstanding under credit facilities:

(In US$ millions)	2012	2011
Credit facilities
$1,500 credit facility	572.6	654.3
$1,200 term loan	111.1	126.2
$550 credit facility	508.5	550.0
$440 credit facility	100.5	—

Total interest bearing debt	1,292.7	1,330.5
Less: current portion	(235.6)	(180.9)
Long-term portion of interest bearing debt	1,057.1	1,149.6

The outstanding debt as of December 31, 2012 is repayable as follows:

(In US$ millions)	Year ending December 31
2013	235.6
2014	517.7
2015	139.2
2016	340.1
2017 and thereafter	60.1
Total debt	1,292.7

Rig Financing Agreements

$1,500 Million Secured Credit Facility

In June 2009, Seadrill entered into a $1,500 million senior secured loan facility with a syndicate of banks and export credit facility agents, to partly fund the acquisition of the West Capella, the West Sirius, the West Ariel, and the West Aquarius rigs, which have been pledged as collateral. Seadrill's net book value at December 31, 2012 of the rigs pledged as collateral is $1,733 million of which $1,100 million relates to the Company. The loan facility bears interest at LIBOR plus 3.25% per annum and is repayable over a term of five years. At maturity in June 2014, a balloon payment of $662.0 million is due, of which $409.0 million relates to the Company. We do not have any undrawn capacity on this facility at the year end.

The Company's share of quarterly principal repayments was $12.7 million in the first two quarters of 2011, which increased to $27.3 million for the remainder of 2011 and all of 2012.

$1,200 Million Secured Term Loan

In June 2010, Seadrill entered into a $1,200 million secured term loan with a group of various commercial lending institutions and export credit agencies. The loan is secured by first priority mortgages on one ultra-deepwater semi-submersible drilling rig (West Orion), one ultra-deepwater drillship (West Gemini) and one tender rig (West Vencedor). Seadrill's net book value at December 31, 2012 of the rigs pledged as collateral is $1,477 million, of which $189 million relates to the Company. The loan facility bears interest at LIBOR plus 2.25% per annum and is repayable over a term of five years. The outstanding balance as of December 31, 2012 was $867 million, as compared as $1,000 million in 2011. At maturity a balloon payment of $566.7 million is due, of which $71.5 million relates to the Company. The outstanding balance as of December 31, 2012 attributable to the West Vencedor, was $111 million. We do not have any undrawn capacity on this facility at the year end. Subsequent to the balance sheet date Seadrill entered into a renewal of the fixed margin period on this facility commencing on June 25, 2013 with a final maturity in 2015.

The Company's share of quarterly principal repayments was $4.2 million throughout 2011 and 2012.

$550 Million Secured Credit Facility

In December 2011, Seadrill entered into a $550 million secured credit facility with a syndicate of banks to partly fund the delivery of the ultra-deepwater semi-submersible drilling rig the West Capricorn, which has been pledged as collateral. The net book value at December 31, 2012 of the rig pledged as collateral is $809 million. The loan facility bears interest at LIBOR plus a margin of 1.5% to 2.25%. At maturity a balloon payment of $275 million is due, 100% of which relates to the Company. We do not have any undrawn capacity on this facility at the year end.

The quarterly principal repayments were $13.8 million throughout 2012.

$440 Million Secured Credit Facility
In December 2012, Seadrill entered into a $440 million facility with a syndicate of banks, in part to fund the acquisition of the T-15, which has been pledged as security. The facility bears interest at 3 month LIBOR plus a margin of 3.25% and matures in December 2017. At maturity a balloon payment of $60.1 million is due, 100% of which relates to the Company. The outstanding balance as of December 31, 2012 attributable to the T-15 was $100.5 million. We do not have any undrawn capacity on this facility at the year end. No repayments were due in 2012.

$300 Million Revolving Credit Facility

In October 2012, the Company entered into a $300 million revolving credit facility with Seadrill. The facility is for a term of five years and bears interest at a rate of LIBOR plus 5% per annum, with an annual 2% commitment fee on the undrawn balance. Each loan shall be repaid in full on the repayment date applicable to it. The facility remained undrawn at December 31, 2012.

Covenants on Loans and Bonds

In addition to the collateral provided to lenders in the form of pledged assets, Seadrill's bank loan agreements generally contain financial covenants, the primary covenants being as follows:

•	Aggregated minimum liquidity requirement for the group: to maintain cash and cash equivalents of at least $155 million within the group.

•	Interest coverage ratio: to maintain an EBITDA to interest expense ratio of at least 2.5:1.

•
Current ratio: to maintain current assets to current liabilities ratio of at least 1:1. Current assets are defined as book value less minimum liquidity, but including up to 20.0% of shares in listed companies owned 20.0% or more. Current liabilities are defined as book value less the current portion of long term debt.

•	Equity to asset ratio: to maintain total equity to total assets ratio of at least 30.0%. Both equity and total assets are adjusted for the difference between book and market values of drilling rigs.

•
Leverage ratio: to maintain a ratio of net debt to EBITDA no greater than 4.5:1. Net debt is calculated as all interest bearing debt less cash and cash equivalents excluding minimum liquidity requirements.

Seadrill is in compliance with all the financial loan covenants as of December 31, 2012.